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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in this Registration Statement of Argo Bancorp, Inc. on Form S-3 of our report dated March 17, 2000 appearing in the Annual Report on Form 10-K of Argo Bancorp, Inc. for the year ended December 31, 1999 and to the reference to us under the heading "Experts" in the prospectus, which is part of this Registration Statement.

                                                   Crowe, Chizek and Company LLP



January 30, 2001
Oak Brook, Illinois